Exhibit 10.4.2

EXECUTION VERSION

SECOND AMENDMENT TO TRADEMARK LICENSE AGREEMENT

THIS SECOND AMENDMENT TO TRADEMARK LICENSE AGREEMENT (this “Amendment”), entered into and effective as of December 13, 2012 (the “Amendment Effective Date”), by and between ESH STRATEGIES BRANDING LLC, a Delaware limited liability company (“Licensor”), and ESA P PORTFOLIO OPERATING LESSEE INC., a Delaware corporation (“Licensee”).

W I T N E S S E T H:

WHEREAS Licensor and Licensee are parties to that certain Trademark License Agreement dated October 8, 2010, as amended by that certain First Amendment to Trademark License Agreement dated November 30, 2012 (the “Original Trademark License Agreement”); and

WHEREAS Licensor and Licensee each wish to further amend the Original Trademark License Agreement as set forth below.

NOW, THEREFORE, in consideration of the foregoing recitals and the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. All capitalized terms used herein but not defined shall have the meanings ascribed to them in the Original Trademark License Agreement.

2. Schedule C of the Original Trademark License Agreement is hereby modified by deleting therefrom the following properties:

	State	Site #	Address
1.	AK	N/A	812 Barrow Street, Anchorage, AK

46.	CA	875	5355 Farwell Place, Fremont, CA

334.	MN	3527	4700 78th Street West [Vacant Land], Bloomington, MN

3. Schedule C of the Original Trademark License Agreement is hereby further modified by adding to Schedule C each of the properties listed on Schedule I hereto.

4. Except as expressly set forth in this Amendment, the Original Trademark License Agreement continues and remains unmodified and in full force and effect, and the Original Trademark License Agreement as hereby amended is ratified and confirmed.

5. All references in the Original Trademark License Agreement to “this Agreement” shall hereafter be deemed to refer to the Original Trademark License Agreement as amended by this Amendment.

6. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, Licensor and Licensee have caused this Amendment to be duly executed on their behalf in the manner legally binding upon them.

LICENSOR:

ESH STRATEGIES BRANDING LLC, a Delaware limited liability company

By:	/s/ Vivek Melwani
Name: Vivek Melwani
Title: Authorized Signatory

[Signatures continue on following page]

[Signature Page to Second Amendment to Trademark License Agreement]

LICENSEE:

ESA P PORTFOLIO OPERATING LESSEE INC., a Delaware corporation

By:	/s/ William Rahm
Name: William Rahm
Title: Authorized Signatory

[Signature Page to Second Amendment to Trademark License Agreement]

Schedule I

	State	Site #	Address
664.	FL	9638	3873 West Commercial Blvd., Tamarac, FL

665.	FL	9639	8720 NW 33rd St., Doral, FL

666.	FL	9642	7550 State Road 84, Davie, FL

667.	FL	9643	330 Grand Regency Blvd., Brandon, FL

668.	FL	9644	2311 Ulmerton Road, Clearwater, FL

669.	FL	9645	5401 Beaumont Center Blvd., East Tampa, FL

670.	GA	9648	7049 Jimmy Carter Blvd., Norcross, GA

671.	MD	9661	939 International Drive, Linthicum Heights, MD

672.	MD	9663	20141 Century Blvd., Germantown, MD

673.	NC	9684	4505 NC Highway 55, Durham, NC

674.	NC	9685	4810 Bluestone Dr., Raleigh, NC

675.	VA	9720	4504 Brookfield Corporate Dr., Chantilly, VA

676.	VA	9721	45350 Catalina Ct., Sterling, VA

677.	VA	9722	12104 Monument Dr., Fairfax, VA

678.	VA	9723	8281 Willow Oaks Corporate Dr., Fairfax, VA

679.	VA	9724	12190 Sunset Hills, Reston, VA

680.	VA	9726	10961 West Broad St., Glen Allen, VA